Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Agreed‑Upon Procedures Report

Daimler Truck Financial Services USA LLC (the “Company”)
BofA Securities, Inc.
MUFG Securities Americas Inc.
Credit Agricole Securities (USA) Inc.
(together, the Specified Parties):

Re: Daimler Trucks Retail Trust 2023-1 – Data Files Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “06302023_DTRT 2023-1_Prelim Pool_Asset DataTape_KPMG.xls” provided by the Company on July 17, 2023, containing information on 17,190 commercial vehicle receivables as of June 30, 2023 (the “Receivables Data File”), and (ii) an electronic data file entitled “06302023_DTRT 2023-1_Prelim Pool_Contract DataTape_KPMG.xls,” provided by the company on July 17, 2023, containing certain information related to 7,301 commercial vehicle contracts as of June 30, 2023 (the “Contracts Data File,” together with the Receivables Data File, the “Data Files”) which we were informed are intended to be included as collateral in the offering by Daimler Trucks Retail Trust 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means June 30, 2023.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•
The term “Commercial Vehicle Contract” means a contract related to one or more commercial vehicle receivables originated by dealers and assigned to the Company in connection with the purchase of new and pre-owned Daimler Truck and non-Daimler Truck vehicles by obligors.

•	The term “Commercial Vehicle Receivables” means the individual vehicle receivables included in a Commercial Vehicle Contract.

•
The term “Sales Agreement” means the original, photocopy, or facsimile of the legal document or documents (i.e., installment sales contract, note and security agreement, commitment letter, or request for advance) related to a Commercial Vehicle Contract, provided by the Company. We make no representation regarding the execution of the Sales Agreement by the obligor.

•	The term “Payment Schedule Addendum” means an addendum attached to the Sales Agreement containing obligor payment details.

•	The term “Property Schedule Addendum” means an addendum attached to the Sales Agreement containing a list of Commercial Vehicle Receivables associated with the Sales Agreement.

•	The term “ALFA” means the Company’s retail portfolio management system used to track and account for its Commercial Vehicle Receivables.

•	The term “Payment Modification Agreement” means an agreement that contains updated payment terms of the Sales Agreement.

•
The term “Retail Dealer Transaction Summary” means documents provided by the dealer to the Company which include original principal balance, interest rate, and new/used classification for vehicles included in the Commercial Vehicle Contract.

•
The term “Amortization Schedule” means an amortization of the amount financed based both on interest and principal payments received in the past and expected future principal and interest payments for the Sample Commercial Vehicle Contract.

•	The term “Modification Letter” means a letter from the Company to the obligor confirming modified information from the Sales Agreement.

•	The “Substitution of Collateral” means the original, photocopy, or facsimile of the document related to the substituted vehicle(s) in the Commercial Vehicle Contracts, provided by the Company.

•	The term “DealerTrack” means the third-party title management system used by the Company for the vehicle title management.

•
The term “Title Document” means the Certificate of Title, Notice of Lien Application, Notice of Security Interest or Lien Filing, Notice of Recorded Lien, Notice of Lien Perfection, Lien Holders Release Forms, Vehicle Registration, Tax Commission, Electronic Title Copy, title screenshot from DealerTrack, Certificate of Origin for a Vehicle, or Application for Title.

•
The term “Receivable File” means any file containing the following documents for each Sample Receivable (defined below): the Sales Agreement, Payment Schedule Addendum, Property Schedule Addendum, ALFA, Payment Modification Agreement, Retail Dealer Transaction Summary, Amortization Schedule, Modification Letter, Substitution of Collateral Agreement, and/or Title Document provided by the Company.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit C.

•	The term “Provided Information” means the Cutoff Date, Instructions and Receivable Files.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

a.
We randomly selected a sample of 100 Commercial Vehicle Contracts from the Contracts Data File (the “Sample Commercial Vehicle Contracts”), as listed in Exhibit A. For each Sample Commercial Vehicle Contract, we compared the VIN numbers contained in the Sales Agreement, Property Schedule Addendum, Title Document, or Modification Letter, to the “PCD_VIN” field in the Receivables Data File. We identified 205 Commercial Vehicle Receivables included in the Sales Agreements, Property Schedule Addendums, Title Documents, and Modification Letters for the 100 Sample Commercial Vehicle Contracts.

For each Sample Commercial Vehicle Contract, we randomly selected one (1) active Commercial Vehicle Receivable, resulting in 100 Commercial Vehicle Receivables (the “Sample Commercial Vehicle Receivables”), as listed in Exhibit B.

For purpose of these procedures, the Company did not inform us as to the basis for how they determined the number of Commercial Vehicle Contracts that we were instructed to randomly select from the Contracts Data File, nor the basis for randomly selecting a Commercial Vehicle Receivable for each Sample Commercial Vehicle Contract.

b.
For each Sample Commercial Vehicle Contract and Sample Commercial Vehicle Receivable, we compared the specified attributes in the Contracts Data File or the Receivables Data File, respectively, listed below to the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the specified attributes from the Contracts Data File or the Receivables Data File to the Receivable File, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Sample Commercial Vehicle Contracts

Attributes	Receivable File/Instructions

Customer Account Number	ALFA

Current Maturity Date	ALFA

Obligor State	ALFA

Next Payment Due Date	ALFA and Instructions

Current Principal Balance	ALFA and Instructions

Customer Segment	ALFA and Instructions

Balloon Amount	ALFA, Amortization Schedule, and Instructions

Origination Date	Sales Agreement

Original Principal Balance	Sales Agreement

Interest Rate	Sales Agreement

Monthly Payment Amount	Sales Agreement, Payment Schedule Addendum, Payment Modification Agreement, ALFA

Number of Scheduled Payments	Sales Agreement, Payment Schedule Addendum

Payment Frequency	Sales Agreement, Payment Schedule Addendum and Instructions

Sample Commercial Vehicle Receivables

Attributes	Receivable File/Instructions

Legal Owner or Lien Holder Name	Title Document and Instructions

Vehicle Age Classification (Model Year)	Sales Agreement, Property Schedule Addendum, Title Document, Payment Modification Agreement

Vehicle Identification Number (“VIN”)	Sales Agreement, Property Schedule Addendum, Title Document, Modification Letter, Substitution of Collateral Agreement

New/Used	Sales Agreement, Property Schedule Addendum, Retail Dealer Transaction Summary

Equipment Type	ALFA, Sales Agreement, Property Schedule Addendum, and Instructions

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Commercial Vehicle Contracts and Commercial Vehicle Receivables being securitized, (iii) the compliance of the originator of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
August 28, 2023

Exhibit A

The Sample Commercial Vehicle Contracts

Sample Commercial Vehicle Contract Number	Contract Number (*)	Sample Commercial Vehicle Contract Number	Contract Number (*)	Sample Commercial Vehicle Contract Number	Contract Number (*)
1	36	35	2002	69	4745
2	49	36	2011	70	4859
3	96	37	2037	71	4860
4	114	38	2129	72	4871
5	130	39	2132	73	4998
6	155	40	2210	74	5258
7	241	41	2271	75	5377
8	277	42	2320	76	5415
9	439	43	2657	77	5431
10	494	44	2777	78	5454
11	558	45	3018	79	5700
12	580	46	3147	80	5787
13	665	47	3208	81	5797
14	677	48	3209	82	5891
15	790	49	3271	83	5910
16	806	50	3279	84	5991
17	856	51	3329	85	6006
18	924	52	3535	86	6266
19	940	53	3632	87	6358
20	1275	54	3650	88	6384
21	1292	55	3673	89	6474
22	1371	56	3728	90	6525
23	1448	57	3756	91	6575
24	1481	58	3853	92	6720
25	1618	59	3888	93	6763
26	1633	60	3907	94	6829
27	1653	61	4017	95	7047
28	1696	62	4145	96	7198
29	1753	63	4152	97	7216
30	1771	64	4429	98	7240
31	1829	65	4450	99	7270
32	1904	66	4465	100	7277
33	1937	67	4485
34	1967	68	4501

(*)	Representing the sequential number of the Commercial Vehicle Contract appearing in the Contracts Data File.

A-1

Exhibit B

The Sample Commercial Vehicle Receivables

Sample Commercial Vehicle Receivable Number	Receivable Number (*)	Sample Commercial Vehicle Receivable Number	Receivable Number (*)	Sample Commercial Vehicle Receivable Number	Receivable Number (*)
1	112	35	4150	69	11491
2	136	36	4163	70	11769
3	224	37	4195	71	11770
4	252	38	4373	72	11791
5	278	39	4376	73	12024
6	325	40	4522	74	12678
7	471	41	4646	75	12989
8	527	42	4800	76	13079
9	856	43	5739	77	13108
10	960	44	6133	78	13208
11	1050	45	6847	79	13809
12	1102	46	7175	80	14011
13	1293	47	7307	81	14023
14	1309	48	7310	82	14304
15	1484	49	7504	83	14370
16	1502	50	7523	84	14530
17	1594	51	7698	85	14558
18	1689	52	8168	86	15162
19	1745	53	8396	87	15371
20	2374	54	8582	88	15408
21	2397	55	8668	89	15607
22	2663	56	8773	90	15731
23	2841	57	8851	91	15853
24	2937	58	9072	92	16121
25	3336	59	9152	93	16203
26	3369	60	9215	94	16319
27	3420	61	9571	95	16754
28	3484	62	9875	96	17027
29	3597	63	9882	97	17057
30	3710	64	10631	98	17093
31	3819	65	10703	99	17133
32	3990	66	10753	100	17141
33	4049	67	10795
34	4093	68	10826

(*)	Representing the sequential number of the Commercial Vehicle Receivable appearing in the Receivables Data File.

B-1

Exhibit C

Attribute	Instructions
Next Payment Due Date
If there was a payment posted in ALFA after the Cutoff Date, and the Next Payment Due Date in the Contracts Data File is one (1) month before the Next Payment Due Date reflected in ALFA, deem the Next Payment Due Date to be in agreement.

If the Next Payment Due Date was not available in ALFA due to the contract termination after the Cutoff Date, compare the Next Payment Due Date to the respective payment date in the month following the “Paid-to Date” reflected in ALFA.

Current Principal Balance
If the Current Principal Balance in the Contracts Data File does not agree with the information in ALFA, recompute the Current Principal Balance by adding the principal amount from all payments, principal balance reduction, and/or manual payment reallocation amounts posted in ALFA after the Cutoff Date to the Current Principal Balance listed in ALFA.

Customer Segment
Consider Sample Commercial Vehicle Contracts to be “Small Business,” “Fleet,” or “Pledgeline Business” if the Miscellaneous screen within ALFA indicated, respectively:

–   Owner Operator or Small Fleet

–   Medium Fleet, Large Fleet, X-Large Fleet, or Mega Fleet

–   or Dealer Customer Leasing Company, Dealer Customer Non-Daimler, or Deal Customer Daimler Independent

Balloon Amount
Perform procedures for Balloon Amount if the “PCD_BALLOON_IND” filed in the Contracts Data File indicated “Y.” For Sample Commercial Vehicle Contracts for which the Balloon Amount in the Contracts Data File does not agree with the information in ALFA, compare the Balloon Amount to the payment amount in the last period of the Amortization Schedule.

Payment Frequency	Payment Frequency of “1” in the Contracts Data File means monthly payment frequency.

Legal Owner/Lien Holder Name
Observe that the Company’s name appears in the Title Document as the Legal Owner or Lien Holder. Consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “MERCEDES BENZ” or "Daimler.”

For Sample Commercial Vehicle Receivable #28, for which the Customer Segment is “Pledgeline Business”, the Company informed us that, this Commercial Vehicle Receivable is part of the Company's Pledgeline program, whereby the Pledgeline customer's name must be listed as the primary or only lienholder on the vehicle. As such, for Sample Commercial Vehicle Receivable #28, the Company instructed us to deem Pledgeline's customer name to be acceptable lienholder's name on the Title Document. This was not deemed as exception.

Equipment Type	Consider the terms “Truck” and “Tractor” to be interchangeable in the Receivables Data File, Sales Agreement, and Property Schedule Addendum.

C-1